Insurance Proceeds	6 Months Ended
Jun. 30, 2017
Unusual or Infrequent Items, or Both [Abstract]
Insurance Proceeds

4) Insurance Proceeds

In February 2017, the Raquel Knutsen damaged its propeller hub. As a result, the Vessel was off-hire from February 22, 2017 to May 15, 2017 for repairs. Under the Partnership’s loss of hire policies, its insurer will pay the Partnership the hire rate agreed in respect of each vessel for each day, in excess of 14 deductible days, for the time that the Vessel is out of service as a result of damage, for a maximum of 180 days. The Partnership received payments for loss of hire insurance of $2.15 million and $2.9 million during the three and six months ended June 30, 2017, respectively.

In addition, for the three and six months ended June 30, 2017, the Partnership recorded $2.17 million and $3.89 million, respectively, for recoveries up to the amount of loss under hull and machinery insurance for the repairs as a result of the propeller hub damage to the Raquel Knutsen. For the three and six months ended June 30, 2017, $0.1 million and $0.1 million, respectively, is classified under vessel operating expense along with the cost of the repairs.